Financial Results Q1 2016

Forward - Looking Statements,  Business Environment and Risk Factors   This presentation may contain “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933, as amended, Section 21 E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995. In addition, Century Casinos, Inc. (together with its subsidiaries, the “Company”) may make other written and oral communications from time to time that contain such statements. Forward - looking statements include statements as to industry trends and future expectations of the Company and other matters that do not relate strictly to historical facts and are based on certain assumptions by management at the time such statements are made. These statements are often identified by the use of words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” or “continue,” and similar expressions or variations. These statements are based on the beliefs and assumptions of the management of the Company based on information currently available to management. Such forward - looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward - looking statements. Important factors that could cause actual results to differ materially from the forward - looking statements include, among others, the risks described in the section entitled “Risk Factors” under Item 1 A in our Annual Report on Form 10 - K for the year ended December 31, 2015. We caution the reader to carefully consider such factors. Furthermore, such forward - looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward - looking statements to reflect events or circumstances after the date of such statements.   In this presentation the term “USD” refers to US dollars, the term “CAD” refers to Canadian dollars and the term “PLN” refers to Polish zloty.   Adjusted EBITDA and Adjusted EBITDA margin are non - GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin.   Amounts presented are rounded. As such, rounding differences could occur in period over period changes and percentages reported throughout this presentation.

 Q1 2016 Results by Segment (in USD) *Adjusted EBITDA is a non - GAAP financial measure. See Appendix A for the definition and reconciliation of Adjusted EBITDA.   **Adjusted EBITDA for Corporate and Other represents only our cruise ship, Aruba    and MCE agreements. Adjusted EBITDA from Corporate Other is excluded.   Canada 38%   United States 22%   Poland 37%   Corporate and Other 3%   Net Operating Revenue   Canada 49%   United States 21%   Poland 24%   Corporate and Other** 6%   Adjusted EBITDA*

Net Operating Revenue per Quarter (in USD)

Income Statement and Balance Sheet (select information as of March 31, 2016)   In USD mil (except EPS and BVPS) Q1 2016   Q1 2015   Change   Net Operating Revenue   32.5   30.4   7%   Adjusted EBITDA*   5.6   4.8   18%   Earnings per Share   0.08   0.08   0%   Total Assets   193.5   183.2   6%   Book Value per Share   5.24   4.73   11%   Net Debt**   7.9   15.4   *Adjusted EBITDA is a non - GAAP financial measure. See Appendix A for the definition and reconciliation of Adjusted EBITDA.   **Net Debt is calculated as total debt minus cash and cash equivalents.    Debt as of March 31, 2016 includes $21.1 million related to our Bank of Montreal credit agreement, $1.3 million related to Casinos Poland, Ltd.  and $15.6 million related to Century Downs Racetrack and Casino’s long - term land lease and capital lease agreements, net of $0.2 million in deferred financing costs. The Company adopted Accounting Standard Update No. 2015 - 03, Simplifying the Presentation of Debt Issuance Costs, and, as a result, total assets and net debt for Q1 2015 were adjusted by $0.4 million for comparability.

Constant Currency Results   In USD millions   Q1 2016   Q1 2015   Change   Net Operating Revenue a s reported (GAAP)   32.5   30.4   7%   Unfavorable foreign currency impact vs. 2015   2.0   Net Operating Revenue constant currency (non - GAAP)*   34.5   30.4   14%   Adjusted EBITDA as reported (non - GAAP)*   5.6   4.8   18%   Unfavorable foreign currency impact vs. 2015   0.5   Adjusted EBITDA constant currency (non - GAAP)*   6.1   4.8   28%     * Net Operating Revenue on a constant currency basis and Adjusted EBITDA as reported and on a constant currency basis  are non - GAAP financial measures. See Appendix A.

Debt to Adjusted EBITDA (in USD)

Q1 Highlights  – Canada (Selected Information as of March 31, 2016)   In CAD mil   Q1 2016   Q1 2015   Change   Net Operating Revenue   16.8   10.5   61%   Operating Costs and Expenses   13.0   7.7   68%   Adjusted EBITDA*   4.8   3.7   29%   Adjusted EBITDA Margin*   29%   36 * Adjusted EBITDA and Adjusted EBITDA margin are non - GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin.

Q1 Highlights – Canada (Selected Information as of March 31, 2016)   Edmonton   In CAD mil   Q1 2016   Q1 2015   Change   Net Operating Revenue   7.7   7.5   2%   Operating Costs and Expenses   5.1   4.7   7%   Adjusted EBITDA*   2.9   3.1 (5%)   Adjusted EBITDA Margin*   38%   41%. As of March 31, 2016, the facility had 777 slot machines, 34 tables and 17 video lottery terminals.   * Adjusted EBITDA and Adjusted EBITDA margin are non - GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin.

Q1 Highlights – Canada (Selected Information as of March 31, 2016)   Calgary   In CAD mil   Q1 2016   Q1 2015   Change   Net Operating Revenue   2.9   2.9 (1%)   Operating Costs and Expenses   2.4   2.4   3%   Adjusted EBITDA*   0.6   0.7 (13%)   Adjusted EBITDA Margin*   23%   26%. As of March 31, 2016, the facility had 504 slot machines, 16 tables and 25 video lottery terminals.   * Adjusted EBITDA and Adjusted EBITDA margin are non - GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin.

Q1 Highlights – Canada (Selected Information as of March 31, 2016)   Century Downs Racetrack and Casino   In CAD mil   Q1 2016   Q1 2015   Change   Net Operating Revenue   4.9   0.0   100%   Operating Costs and Expenses   3.2   0.5   493%   Adjusted EBITDA*   2.1 (0.1)   2223%   Adjusted EBITDA Margin*   45%   N/A. In March 2015, we increased our ownership interest in Century Downs by 60% to a total ownership interest of 75%. Casino and racetrack opened in April 2015. 2016 racing season is from February to November. As of March 31, 2016, the facility had 544 slot machines and 7 video lottery terminals.    * Adjusted EBITDA and Adjusted EBITDA margin are non - GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin.

Q1 Highlights – Canada (Selected Information as of March 31, 2016)   Century Bets   In CAD mil   Q1 2016   Q1 2015   Change   Net Operating Revenue   1.4   0.1   1800%   Operating Costs and Expenses   2.3   0.1   2345%   Adjusted EBITDA* (0.9)   0.0 (3333%)   Adjusted EBITDA Margin* (61%)   35%. Century Bets was formed in January 2015. Century Bets began operating the pari-mutuel off - track betting network for southern Alberta in May 2015. As of March 31, 2016, Century Bets provided pari-mutuel wagering content and live video to 17 off - track betting parlors throughout southern Alberta. Q1 2016 results were negatively impacted by higher overhead costs and higher off - track betting related expenses.   * Adjusted EBITDA and Adjusted EBITDA margin are non - GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin.

Q1 Highlights – United States (Selected Information as of March 31, 2016)   In USD mil   Q1 2016   Q1 2015   Change   Net Operating Revenue   7.1   6.8   4%   Operating Costs and Expenses   6.2   5.9   4%   Adjusted EBITDA*   1.5   1.5   2%   Adjusted EBITDA Margin*   21%   22%     * Adjusted EBITDA and Adjusted EBITDA margin are non - GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin.

Q1 Highlights – United States (Selected Information as of March 31, 2016)   Central City   In USD mil   Q1 2016   Q1 2015   Change   Net Operating Revenue   4.2   4.1   3%   Operating Costs and Expenses   3.7   3.5   5%   Adjusted EBITDA*   0.9   0.9 (7%)   Adjusted EBITDA Margin*   21%   23%. Central City market increased by 6%. Our share of the Central City market was 28% for Q1 2016, a decrease of 5% as compared to Q1 2015. As of March 31, 2016, the facility had 499 slot machines and 8 tables.   * Adjusted EBITDA and Adjusted EBITDA margin are non - GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin.

Q1 Highlights – United States (Selected Information as of March 31, 2016)   Cripple Creek   In USD mil   Q1 2016   Q1 2015   Change   Net Operating Revenue   2.8   2.7   7%   Operating Costs and Expenses   2.5   2.4   4%   Adjusted EBITDA*   0.6   0.5   17%   Adjusted EBITDA Margin*   22%   20%. The Cripple Creek market increased by 5%. Our share of the Cripple Creek market was 10% in Q1 2016, a decrease of 1% as compared to Q1 2015. As of March 31, 2016, the facility had 443 slot machines and 6 tables.   * Adjusted EBITDA and Adjusted EBITDA margin are non - GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin.

Q1 Highlights – Poland (Selected Information as of March 31, 2016)   In PLN mil   Q1 2016   Q1 2015   Change   Net Operating Revenue   48.4   50.2 (4%)   Operating Costs and Expenses   44.2   46.2   (4%)   Adjusted EBITDA*   6.7   6.8   2%   Adjusted EBITDA Margin*   14%   14%. Casinos Poland operates 9 casinos throughout Poland. As of March 31, 2016, the facilities had 505 slot machines and 81 tables.     * Adjusted EBITDA and Adjusted EBITDA margin are non - GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin.

Q1 Highlights – Corporate and Other (Selected Information as of March 31, 2016)   In USD mil   Q1 2016   Q1 2015   Change   Net Operating Revenue   0.9   1.6 (46%)   Operating Costs and Expenses   2.3   3.7   (39%)   Adjusted EBITDA*   (1.1)   (1.6)   30%   Adjusted EBITDA Margin*   N/A   N/A     * Adjusted EBITDA and Adjusted EBITDA margin are non - GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin.

Q1 Highlights – Corporate and Other (Selected Information as of March 31, 2016)   Cruise Ships and Other   In USD mil   Q1 2016   Q1 2015   Change   Net Operating Revenue   0.9   1.6 (46%)   Operating Costs and Expenses   0.5   1.6 (68%)   Adjusted EBITDA*   0.4   0.2   120%   Adjusted EBITDA Margin*   48%   12%. In March 2015, we mutually agreed with Norwegian Cruise Line Holdings to terminate the concession agreements for the eight cruise ship-based casinos we operated with Oceania Cruises and Regent Seven Seas Cruises effective as of June 1, 2015. In June 2015, we began a two-year consulting agreement with Norwegian Cruise Line Holdings for a total consideration of $2.0 million payable quarterly beginning July 2015. As of March 31, 2016, we had 155 slot machines and 22 tables onboard the 10 ship-based casinos that we operated. We plan to start operating casinos on the Mein Schiff 5, TUI Discovery and Glory Sea in 2016.   * Adjusted EBITDA and Adjusted EBITDA margin are non - GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin.

Q1 Highlights – Corporate and Other (Selected Information as of March 31, 2016)   Corporate Other   In USD mil   Q1 2016   Q1 2015   Change   Net Operating Revenue   0.0   0.0   0%   Operating Costs and Expenses   1.8   2.2 (18%)   Adjusted EBITDA* (1.5) (1.8)   13%   Adjusted EBITDA Margin*   N/A   N/A    . Expenses incurred by Corporate Other consist primarily of legal and accounting fees, corporate travel expenses, corporate payroll, amortization of stock - based compensation and other expenses not directly related to any of our individual properties * Adjusted EBITDA and Adjusted EBITDA margin are non - GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin.

Appendix A – Non - GAAP Financial Measures   The Company supplements its condensed consolidated financial statements prepared in accordance with U. S. generally accepted accounting principles (“US GAAP”) by using the following non - GAAP financial measures, which management believes are useful in properly understanding the Company’s short-term and long-term financial trends. Management uses these non - GAAP financial measures to forecast and evaluate the operational performance of the Company as well as to compare results of current periods to prior periods on a consolidated basis. Adjusted EBITDA. Adjusted EBITDA margin. Constant currency results   Management believes presenting the non - GAAP financial measures used in this presentation provides investors greater transparency to the information used by management for financial and operational decision - making and allows investors to see the Company’s results “through the eyes” of management. Management also believes providing this information better enables our investors to understand the Company’s operating performance and evaluate the methodology used by management to evaluate and measure such performance.   The adjustments made to GAAP financial measures result from facts and circumstances that vary in frequency and impact on the Company’s results of operations. The following is an explanation of each of the adjustments that management excludes in calculating its non - GAAP financial measures.

Appendix A – Non - GAAP Financial Measures   The Company defines Adjusted EBITDA as net earnings (loss) attributable to Century Casinos, Inc. shareholders before interest expense (income), net, income taxes (benefit), depreciation, amortization, non - controlling interest (earnings) losses and transactions, pre - opening expenses, acquisition costs, non - cash stock - based compensation charges, asset impairment costs, (gain) loss on disposition of fixed assets, discontinued operations, (gain) loss on foreign currency transactions and other, gain on business combination and certain other one - time items. Intercompany transactions consisting primarily of management and royalty fees and interest, along with their related tax effects, are excluded from the presentation of net earnings (loss) and Adjusted EBITDA reported for each segment and property. Not all of the aforementioned items occur in each reporting period, but have been included in the definition based on historical activity. These adjustments have no effect on the consolidated results as reported under US GAAP. Adjusted EBITDA is not considered a measure of performance recognized under US GAAP. Management believes that Adjusted EBITDA is a valuable measure of the relative performance of the Company and its properties. The gaming industry commonly uses Adjusted EBITDA as a method of arriving at the economic value of a casino operation. Management uses Adjusted EBITDA to compare the relative operating performance of separate operating units by eliminating the above mentioned items associated with the varying levels of capital expenditures for infrastructure required to generate revenue, and the often high cost of acquiring existing operations. Adjusted EBITDA is used by the Company’s lending institution to gauge operating performance. The Company’s computation of Adjusted EBITDA may be different from, and therefore may not be comparable to, similar measures used by other companies within the gaming industry. Please see the reconciliation of Adjusted EBITDA to net earnings (loss) attributable to Century Casinos, Inc. shareholders below.   The Company defines Adjusted EBITDA margin as Adjusted EBITDA divided by net operating revenue. Management uses this margin as one of several measures to evaluate the efficiency of the Company’s casino operations.   The impact of foreign exchange rates is highly variable and difficult to predict. The Company uses a Constant Currency basis to show the impact from foreign exchange rates on current period revenue compared to prior period revenue using the prior period’s foreign exchange rates. In order to properly understand the underlying business trends and performance of the Company’s ongoing operations, management believes that investors may find it useful to consider the impact of excluding changes in foreign exchange rates from the Company’s net operating revenue and Adjusted EBITDA.

Appendix A (continued) Reconciliation of Adjusted EBITDA  – Canada (in thousands)

Appendix A (continued) Reconciliation of Adjusted EBITDA  – United States (in thousands)

Appendix A (continued) Reconciliation of Adjusted EBITDA  – Poland (in thousands)

Appendix A (continued) Reconciliation of Adjusted EBITDA  – Corporate and Other (in thousands)